UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 27, 2013

    CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code        (585) 678-7100

                                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Directors.

On February 27, 2013, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded to eleven (11) members, and on that date the Board of Directors filled the additional Board seats by electing Judy A. Schmeling and Robert L. Hanson to serve as members of the Board of Directors effective February 27, 2013. Also on that date the Audit Committee of the Board of Directors and the Human Resources Committee of the Board of Directors were each expanded to four members, and Ms. Schmeling was appointed a member of the Audit Committee of the Board of Directors and Mr. Hanson was appointed a member of the Human Resources Committee of the Board of Directors.

Ms. Schmeling, age 53, has been since August 2008, Executive Vice President and Chief Financial Officer of HSN, Inc., an interactive multi-channel retailer offering retail experiences through various platforms including television, online, mobile, in catalogs and in retail and outlet stores through its two operating segments, HSN and Cornerstone. Prior to that Ms. Schmeling held positions of increasing responsibility with HSN, one of HSN, Inc.’s two operating segments, since joining HSN, Inc. in September 1994. From February 2002 through August 2008, she served as Executive Vice President and Chief Financial Officer of HSN, when it was IAC Retailing. From November 1999 to February 2002, Ms. Schmeling served as Senior Vice President, Finance; from January 2001 to February 2002, served as Chief Operating Officer of HSN’s international operations and from January 1998 to November 1999, as Vice President, Strategic Planning and Analysis. Ms. Schmeling served as Director of Investor Relations and Operating Vice President, Finance of HSN from September 1994 to January 1998 during the time in which HSN was a separately traded public company. Prior to joining HSN, Ms. Schmeling was Managing Director of Tunstall Consulting, Inc., a corporate financial planning firm, from 1986 to 1994. Ms. Schmeling began her career at Deloitte & Touche, an international public accounting firm where she held various positions from 1982 to 1986.

Mr. Hanson, age 50, has been since January 2012, Chief Executive Officer and a Director of American Eagle Outfitters, Inc., a leading global specialty retailer operating stores and offering through its brands high-quality, on-trend clothing, accessories and personal care products at affordable prices. Mr. Hanson previously served Levi Strauss & Co. from 1988 to 2011 in a variety of important leadership roles across multiple brands where he led cross-functional teams, including merchandising, product development, multi-channel operations, marketing and creative teams, in addition to a full support staff. Mr. Hanson’s most recent roles at Levi’s included serving as Global President of the Levi’s Brand from 2010 to 2011; President, Levi’s Strauss Americas/North America from 2006 to 2010; President, Levi’s Brand U.S. from 2001 to 2006 and President/Vice President, Levi’s Europe/Africa/Middle East from 1998 to 2001.

The Board considers each of Ms. Schmeling and Mr. Hanson to be an independent director under applicable New York Stock Exchange requirements. As a non-management member of the Board, Ms. Schmeling and Mr. Hanson will each receive the same standard compensation paid to other non-management directors for service on the Board and its committees. Specifically, the cash component of non-management director compensation currently consists of (i) an annual retainer of $70,000, payable in quarterly installments of $17,500, (ii) a Board meeting fee of $2,500 for each Board meeting attended, (iii) a committee meeting fee of $1,500 for each meeting attended, and (iv) an annual fee of $15,000 (payable in quarterly installments of $3,750) to the Chair of the Audit Committee, to the Chair of the Human Resources Committee, and to the Chair of the Corporate Governance Committee. Equity awards are another element of non-management director compensation. Equity awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and performance share units, and other stock-based awards are available for grant under Constellation’s Long-Term Stock Incentive Plan. Each non-management director currently receives annually, if and as approved by the Board, a stock option grant and a restricted stock award. Under Constellation’s current compensation program for non-management directors, (i) the annual stock option grant is not to exceed the number of option shares for the Company’s Class 1 Common Stock (“Class 1 Stock”) obtained by dividing $140,000 by the closing price of a share of the Company’s Class A Common Stock (“Class A Stock”) on the date of the grant and (ii) the annual restricted stock award is not to exceed the number of restricted shares obtained by dividing $70,000 by the closing price of a share of Class A Stock on the date of grant. While the Board has the flexibility to determine at the time of each grant the vesting provisions for that grant, historically the stock option grants vest six (6) months following the date of grant and the restricted stock awards vest one (1) year following the date of grant. The forms of award documents for stock option grants and restricted stock awards to the Company’s non-management directors are on file with the U.S. Securities and Exchange Commission.

As Ms. Schmeling and Mr. Hanson have each been elected outside the annual meeting timeframe, the amount of annual retainer, annual option grant and restricted stock award for each has been prorated from the effective date of her or his election through the date of the Company’s next annual meeting of stockholders at which directors are elected. Specifically, Ms. Schmeling and Mr. Hanson each (i) became entitled to a prorated annual retainer in the amount of $29,166.67; (ii) were granted an option to purchase 1,306 shares of Class 1 Stock (the number of shares of Class 1 Stock that is equal to $58,333.33 divided by the closing price of Class A Stock on February 27, 2013, rounded down to the nearest whole share) at an exercise price of $44.65 per share and an exercise period of August 27, 2013 through February 27, 2023; and (iii) were awarded 653 restricted shares of Class A Stock (equal to $29,166.67 divided by the closing price of Class A Stock on February 27, 2013, rounded down to the nearest whole share.) Subject to applicable provisions in the award document, the restricted stock will vest on February 27, 2014. On February 27, 2013, which was the date of the option grant and the restricted stock award, the closing price of the Class A Stock was $44.65 per share.

There are no arrangements or understandings between Ms. Schmeling and any other person pursuant to which she was selected either as a director or as a member of the Audit Committee, and there are no arrangements or understandings between Mr. Hanson and any other person pursuant to which he was selected either as a director or as a member of the Human Resources Committee. There have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Ms. Schmeling or Mr. Hanson that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2013, Constellation issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference announcing the elections of Judy A. Schmeling and Robert L. Hanson as members of the Company’s Board of Directors effective February 27, 2013.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release of Constellation Brands, Inc. dated February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2013	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated February 27, 2013 (filed herewith.)

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.